The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $7,384
Janus Aspen Worldwide Growth Portfolio $40,677

Service Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $3,889
Janus Aspen Worldwide Growth Portfolio $1,766

Service II Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $466
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.2338
Janus Aspen Worldwide Growth Portfolio $0.2501

Service Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1839
Janus Aspen Worldwide Growth Portfolio $0.1890

Service II Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1783
Janus Aspen Worldwide Growth Portfolio $0.1895


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $1,646
Janus Aspen International Growth Portfolio $27,668
Janus Aspen Worldwide Growth Portfolio $145,018

Service Class
Janus Aspen Global Technology Portfolio $51,186
Janus Aspen International Growth Portfolio $20,009
Janus Aspen Worldwide Growth Portfolio $9,222

Service II Class
Janus Aspen Global Technology Portfolio $7,981
Janus Aspen International Growth Portfolio $2,615
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $3.39
Janus Aspen International Growth Portfolio $23.06
Janus Aspen Worldwide Growth Portfolio $25.82

Service Class
Janus Aspen Global Technology Portfolio $3.53
Janus Aspen International Growth Portfolio $22.89
Janus Aspen Worldwide Growth Portfolio $25.70

Service II Class
Janus Aspen Global Technology Portfolio $3.59
Janus Aspen International Growth Portfolio $23.02
Janus Aspen Worldwide Growth Portfolio $25.79